UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     December 11, 2000
                                                          -----------------



                                   TRITON ENERGY LIMITED
                                   ---------------------
              (Exact name of registrant as specified in its charter)



        Cayman Islands                     1-11675             None
-------------------------------       ----------------     --------------
(State or other jurisdiction of        (Commission         (IRS Employer
       incorporation)                   File Number)        Identification No.)




   Caledonian House, Jennett Street
        P.O. Box 1043
           George Town
    Grand Cayman, Cayman Islands                            NA
----------------------------------------                    --
(Address of principal executive offices)                 (Zip Code)




     Registrant's telephone number, including area code  (345) 949-0050
                                                        --------------------




                                       N/A
          (Former name or former address, if changed since last report)





ITEM  9.  REGULATION  FD  DISCLOSURE

     On December 11, 2000, Triton Energy Limited will present an investor update entitled "Investor Update - December 11, 2000". A copy of the presentation can be reviewed at our web site, www.tritonenergy.com, by first visiting our Investor Relations page and then choosing Presentations.

     Please note that certain information contained in the update, as well as written and oral statements made or incorporated by reference from time to time by Triton and our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings, or otherwise, may be deemed to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe
Harbor" provisions of those statutes. Forward-looking statements include statements concerning our plans, objectives, goals, strategies and future operations and performance and the assumptions underlying such forward-looking statements, such as drilling schedules; future production; our capital budget and future capital requirements; estimates of reserves; and estimates of revenues, expenses and income. The words "anticipates," "estimates," "expects," "believes," "intends," "plans," "may," "will," "should" and similar expressions are intended to identify such forward-looking statements.

     All forward-looking statements are based on then current expectations and involve a number of risks and uncertainties, which are discussed in detail in our Securities and Exchange Commission filings, including our report on Form 10-Q for the period ended September 30, 2000, and our Annual Report on Form 10-K for the year ended December 31, 1999, as well as in the context of such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to these and other factors.

     We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     The information in this report (including the exhibits, if any) is furnished pursuant to Item 9 and is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report is not an admission as to the materiality of any information reported pursuant to this filing.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRITON  ENERGY  LIMITED



Date: December 11, 2000             By: /s/ W. Greg Dunlevy
                                    -----------------------
                                        W. Greg Dunlevy, Senior Vice President
                                          and Chief Financial Officer